Supplement dated May 20, 2022 to the
Prospectus for your Variable Annuity
Issued by

LINCOLN BENEFIT LIFE COMPANY

This supplement amends certain disclosure contained in the prospectus for your Variable Annuity contract issued by Lincoln Benefit Life Company. Your variable annuity contract may not offer all of the variable sub-accounts described below. Please check your annuity prospectus to determine which of the following changes affect the annuity contract that you own.
Alger Portfolios Share Conversion
Effective on or about the close of business on June 3, 2022 (“Conversion Date”), all issued and outstanding Class S shares of each Alger Portfolio listed below will be converted to Class I-2 shares of the same Portfolio with the same relative aggregate net asset value as the Class S shares held immediately prior to the conversion. After the Conversion Date, all references to the Class S Shares in your Annuity prospectus are replaced with Class I-2 shares.

Class S Shares	Class I-2 Shares
Alger Large Cap Growth Portfolio - Class S	Alger Large Cap Growth Portfolio - Class I-2
Alger Mid Cap Growth Portfolio - Class S	Alger Mid Cap Growth Portfolio - Class I-2
After the Conversion Date, the Class S Shares of each Portfolio listed above will no longer be available under your annuity contract, and any Contract Value remaining in the sub-accounts investing in the Class S Shares on the Conversion Date will be transferred to the sub-accounts investing in the corresponding Class I-2 Shares of each Portfolio. Your Contract Value in the units of the sub-accounts investing in the Class I-2 Portfolios will be equal to your Contract Value of the units of the sub-accounts investing in the corresponding Class S Portfolios immediately prior to the merger.
After the Conversion Date, the Class S Shares of each Portfolio will no longer exist and, unless you instruct us otherwise, any outstanding instruction you have on file with us that designates the sub-accounts investing in the Class S Shares will be deemed instruction for the sub-accounts investing in the Class I-2 Shares of each Portfolio. This includes, but is not limited to, systematic withdrawals and Dollar Cost Averaging.
Additionally, if the Class S Share of each Portfolio is part of an allocation model for your Contract, you may need to make a new election of an available investment option within the asset allocation model for the model to continue to operate for your Contract following the Conversion Date. You may wish to consult with your financial professional about the impact of the conversions on any allocation instructions and asset allocation models in effect for your Contract.
Portfolio Closures
Following the Shares Conversion, the following variable sub-accounts will be closed to all Contract Owners except those Contract Owners who have Contract Value invested in the variable sub-accounts as a result of the mergers:

For Contract Owners of	Portfolio Closure

Consultant Solutions Classic	Alger Large Cap Growth Portfolio - Class I-2
Consultant Solutions Elite
Consultant Solutions Plus
Consultant Solutions Select
LBL Advantage
Premier Planner

Consultant Solutions Classic	Alger Mid Cap Growth Portfolio - Class I-2
Consultant Solutions Elite
Consultant Solutions Plus
Consultant Solutions Select
Contract Owners who have Contract Value invested in these variable sub-accounts as of the Conversion Date may continue to submit additional investments into the variable sub-accounts thereafter, although they will not be permitted to invest in the variable sub-accounts if they withdraw or otherwise transfer their entire Contract Value from the variable sub-accounts following the Conversion Date. Contract Owners who do not have Contract Value invested in the variable sub-accounts before the Conversion Date will not be permitted to invest in these variable sub-accounts thereafter.
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Any applicable Dollar Cost Averaging, category models and/or auto-rebalancing programs, if elected by a Contract Owner prior to the Conversion Date, will not be affected by the closure unless a Contract Owner withdraws or otherwise transfers his entire Contract Value from the sub-account. In that case, the program would terminate and no further allocations to the variable sub-account will be permitted.
Investment Adviser Name Change
Effective January 1, 2022, the Investment Adviser of the following funds changed its name from Janus Capital Management LLC to Janus Henderson Investors US LLC.
Janus Henderson Balanced Portfolio – Institutional Shares
Janus Henderson Enterprise Portfolio – Institutional Shares
Janus Henderson Flexible Bond Portfolio – Institutional Shares
Janus Henderson Forty Portfolio – Institutional Shares
Janus Henderson Global Research Portfolio – Institutional Shares
Janus Henderson Research Portfolio – Institutional Shares
Janus Henderson Balanced Portfolio – Service Shares
Janus Henderson Forty Portfolio – Service Shares
Janus Henderson Global Research Portfolio – Service Shares
Janus Henderson Mid Cap Value Portfolio – Institutional Shares
Janus Henderson Overseas Portfolio – Institutional Shares
All references in the Prospectus to Janus Capital Management LLC are replaced with Janus Henderson Investors US LLC.
If you have any questions, please contact your financial professional or our Variable Annuities Service Center at (800) 457-7617. Our representatives are available to assist you Monday through Friday between 7:30 a.m. and 5:00 p.m. Central time.

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